SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Filed pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2003

BRANDYWINE REALTY TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-9106	23-2413352
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	file number)	Identification Number)

401 Plymouth Road, Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

Page 1 of 3 pages

Item 5. Other Events and Required FD Disclosure.

On December 9, 2003, the Company issued a press release announcing the formation of a strategic joint venture with an affiliate of Macquarie Office Trust. Reference is made to the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release dated December 9, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Gerard H. Sweeney

Title: President and Chief Executive Officer

Date: December 9, 2003